                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             i2 Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      None
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                     [LOGO]

                             i2 TECHNOLOGIES, INC.
                                  ONE i2 PLACE
                                11701 LUNA ROAD
                              DALLAS, TEXAS 75234

                                 April 25, 2001

Dear Stockholder:

     You are cordially invited to attend the 2001 annual meeting of stockholders of i2 Technologies, Inc., which will be held at the Omni Hotel at Park West, 1590 Lyndon B. Johnson Freeway, Dallas, Texas 75234 on Thursday, May 31, 2001 at 10:00 a.m. (Central Time).

     Details of the business to be conducted at this meeting are given in the attached Notice of Annual Meeting of Stockholders and proxy statement.

     After careful consideration, our Board of Directors has approved the proposals set forth in the proxy statement and recommends that you vote for each such proposal.

     In our efforts to reduce costs and be more efficient in our investor relations, we offer electronic voting and delivery of stockholder materials via the Internet. As a stockholder, you can help us save costs by voting electronically or by giving your consent for electronic delivery of stockholder materials. You may also vote your shares by telephone or by signing, dating and returning the enclosed proxy promptly in the accompanying reply envelope. Representation of your shares at the meeting is very important. Accordingly, whether or not you plan to attend the meeting, we urge you to submit your proxy promptly by one of the methods offered. If you are able to attend this meeting and wish to change your proxy vote, you may be able to do so by revoking your proxy and voting in person at the meeting.

     We look forward to seeing you at the annual meeting.

                                            Sincerely,

                                            /s/ SANJIV S. SIDHU
                                            SANJIV S. SIDHU
                                            Chairman of the Board and
                                            Chief Executive Officer

                             YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THIS MEETING, YOU ARE REQUESTED TO VOTE YOUR SHARES BY TELEPHONE, BY THE INTERNET OR BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURNING IT IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

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

                             i2 TECHNOLOGIES, INC.
                                  ONE i2 PLACE
                                11701 LUNA ROAD
                              DALLAS, TEXAS 75234

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 31, 2001

To the Stockholders of i2 Technologies, Inc.:

     The 2001 Annual Meeting of Stockholders of i2 Technologies, Inc. will be held at the Omni Hotel at Park West, 1590 Lyndon B. Johnson Freeway, Dallas, Texas 75234 on Thursday, May 31, 2001 at 10:00 a.m. (Central Time) for the following purposes:

          1. To elect one Class I director to serve until the annual stockholders' meeting in 2004, or until his or her successor has been elected and qualified.

          2. To approve amendments to our 1995 Stock Option/Stock Issuance Plan that would (i) implement an automatic share increase feature and (ii) extend the term of the plan.

          3. To approve amendments to our Employee Stock Purchase Plan that would (i) implement an automatic share increase feature; (ii) extend the term of the plan; and (iii) amend the stockholder approval requirements for future amendment to the plan.

          4. To act upon such other business as may properly come before this meeting or any adjournments thereof.

     Only stockholders of record at the close of business on April 13, 2001 are entitled to notice of and to vote at this meeting. A list of stockholders entitled to vote at this meeting will be available for inspection at our offices. Whether or not you plan to attend this meeting in person, please vote your shares by telephone, by the Internet or by signing, dating and returning the enclosed proxy promptly in the accompanying reply envelope. The prompt submission of your proxy by one of the three methods offered will assist us in preparing for this meeting.

     You may revoke your proxy in the manner described in the accompanying proxy statement at any time before it has been voted at the meeting. It may be possible for you to vote in person at the meeting even if you have returned a proxy. Please review the proxy statement for more information.

                                            By Order of the Board of Directors,

                                            /s/ Robert C. Donohoo
                                            ROBERT C. DONOHOO
                                            Secretary

April 25, 2001

                      [THIS PAGE INTENTIONALLY LEFT BLANK]
                             i2 TECHNOLOGIES, INC.
                                  ONE i2 PLACE
                                11701 LUNA ROAD
                              DALLAS, TEXAS 75234

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     These proxy materials and the enclosed proxy card are being mailed in connection with the solicitation of proxies by the Board of Directors of i2 Technologies, Inc., a Delaware corporation, for the 2001 Annual Meeting of Stockholders to be held on Thursday, May 31, 2001 at 10:00 a.m. (Central Time), and at any adjournment or postponement thereof, at the Omni Hotel at Park West, 1590 Lyndon B. Johnson Freeway, Dallas, Texas 75234. These proxy materials were first mailed to stockholders of record beginning on or about May 1, 2001.

                               PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at this meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this proxy statement.

                         VOTING RIGHTS AND SOLICITATION

     The cost of soliciting proxies will be paid by us and may include reimbursement paid to brokerage firms and others for their expense in forwarding solicitation materials as well as the expense of preparing, assembling, photocopying and mailing this proxy statement. Solicitation will be made primarily through the use of the mail; however, our regular employees may, without additional remuneration, solicit proxies personally by telephone or Internet e-mail.

     Our 2000 annual report to stockholders has been mailed concurrently with the mailing of the Notice of Annual Meeting of Stockholders and this proxy statement to all stockholders entitled to notice of, and to vote at, this meeting. The annual report is not incorporated into this proxy statement and is not considered proxy solicitation material.

     We have fixed April 13, 2001 as the record date for determining those stockholders who are entitled to notice of, and to vote at, this meeting. At the close of business on the record date, we had 410,971,581 outstanding shares of our common stock, par value $.00025 per share. The presence, in person or by proxy, of the holders of a majority of the shares of our outstanding common stock entitled to vote is necessary to constitute a quorum at this meeting. Each of our stockholders is entitled to one vote for each share of our common stock held by that stockholder as of the record date. Cumulative voting is not permitted in the election of directors. If a choice as to the matters coming before the meeting has been specified by a stockholder on the proxy, the shares will be voted accordingly. If no choice is specified on the returned proxy, the shares will be voted in favor of the approval of each of the proposals described in the Notice of Annual Meeting and in this proxy statement.

     A stockholder executing a proxy pursuant to this solicitation may revoke his or her proxy at any time prior to its use:

     - by delivering to the Secretary of i2 a signed notice of revocation or a later-dated, signed proxy; or

     - by attending the meeting and voting in person.

     Attendance at the meeting does not in itself constitute the revocation of a proxy. In addition, if your shares are held in the name of your broker, bank or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

     Abstentions and broker non-votes (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     As of March 31, 2001, our directors and executive officers beneficially owned an aggregate of approximately 131.6 million shares of our common stock, not including shares of common stock issuable upon exercise of outstanding stock options, constituting approximately 32.0% of the shares of common stock outstanding. It is expected that such directors and executive officers will vote or direct the vote of all shares of our common stock held or owned by such persons, or over which such persons have voting control, in favor of all of the proposals described in this proxy statement. Nonetheless, the approval of the proposals is not assured. See "Principal Stockholders."

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     We currently have the following six directors serving on our Board:

Sanjiv S. Sidhu          Thomas J. Meredith
Harvey B. Cash           Sandeep R. Tungare
Kenneth L. Lay           Romesh T. Wadhwani

     The Board of Directors is divided into three classes, designated Class I, Class II and Class III. The term of office of the Class I directors, Kenneth L. Lay and Thomas J. Meredith, expires at this meeting, the term of office of the Class II directors, Harvey B. Cash and Sandeep R. Tungare, expires at the 2002 annual meeting of stockholders, and the term of office of the Class III directors, Sanjiv S. Sidhu and Romesh T. Wadhwani, expires at the 2003 annual meeting of stockholders, or in each case until their successors have been elected and qualified. Directors to replace those of a class whose terms expire at a given annual meeting shall be elected to hold office until the third succeeding annual meeting or until their respective successors have been elected and qualified.

     We have agreed with Mr. Meredith that he will not seek re-election to our Board of Directors due to a conflict of interest with another board of which he is a member. At this time, we have not identified or nominated an individual to succeed Mr. Meredith for election at this meeting. We are seeking additional independent individuals to serve on our Board of Directors, at least one of which would serve initially as a Class I director to fill the vacancy to be left by Mr. Meredith. We anticipate that any additional directors would be nominated and elected after this meeting solely by action of our Board of Directors, as permitted by Delaware law and our Bylaws.

VOTE REQUIRED

     One Class I director is to be elected at this meeting to hold office until the 2004 annual meeting of stockholders, or until his or her successor is elected and qualified. The vote of a plurality of the shares of our common stock present in person or represented by proxy at this meeting and entitled to vote on the election of directors is necessary for the election of a director. Abstentions and broker non-votes have no effect on the determination of plurality, except to the extent that they affect the total votes received by any particular nominee. The nominee receiving the greatest number of votes of outstanding shares present in person or represented by proxy at this meeting and entitled to vote on this proposal will be elected to our Board of Directors even if he or she receives less than a majority of such shares.

     Unless otherwise instructed, the persons named in the accompanying proxy card will vote the proxies received by them for our nominee, Kenneth L. Lay. If Dr. Lay is unable or declines to serve as a director at the time of this meeting, the proxies will be voted for the nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that Dr. Lay will be unable or will decline to serve as a director.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" KENNETH L. LAY AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED ON THE PROXY.

                                CLASS I NOMINEE

NAME                                                      DIRECTOR SINCE   AGE   POSITION
----                                                      --------------   ---   --------
Kenneth L. Lay..........................................       2000        59    Director

DIRECTOR COMPENSATION AND INDEMNIFICATION ARRANGEMENTS

     Except for option grants as described below, directors are not paid any fees or additional compensation for services as members of our Board of Directors or any committee of our Board of Directors, but are reimbursed for all out-of-pocket expenses incurred in attending meetings of our Board of Directors and committees on which they serve. Each person who first becomes a non-employee Board member automatically is granted at that time an option for 8,000 shares of common stock under the Automatic Option Grant program of our 1995 Stock Option/Stock Issuance Plan, or 1995 Plan. In addition, on the date of each annual stockholders meeting, each individual who continues to serve as a non-employee Board member after such meeting will automatically be granted an option to purchase 8,000 shares of common stock under the 1995 Plan, provided such individual has served as a non-employee Board member for at least six months. Each option will have an exercise price per share equal to 100% of the fair market value per share of our common stock on the option grant date and a maximum term of ten years measured from the option grant date. Each option will be immediately exercisable for all the option shares, but we may repurchase, at the exercise price paid per share, all unvested shares held at the director's cessation of Board service. Each option grant will vest, and our repurchase rights will lapse, in four equal annual installments over the director's period of Board service, with the first installment to vest one year from the option grant date.

     At the 2000 Annual Meeting of Stockholders on May 31, 2000, each of the following individuals who continued to serve as non-employee Board members following that meeting received an option grant for 8,000 shares of common stock under the Automatic Option Grant Program of the 1995 Plan with an exercise price of $53.19 per share, the fair market value per share of common stock on the grant date: Messrs. Cash, Meredith and Tungare. Dr. Lay received an option grant for 60,000 shares under the 1995 Plan with an exercise price of $59.78 per share, the fair market value per share of common stock on the grant date, upon appointment to the Board of Directors. Dr. Lay's options represented the 8,000-share automatic grant upon first becoming a non-employee Board member and a 52,000-share discretionary option grant.

     We maintain directors' and officers' liability insurance and our Bylaws provide for mandatory indemnification of directors to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with all of our directors. In addition, our Restated Certificate of Incorporation limits the liability of our directors to us and our stockholders for breaches of the directors' fiduciary duties to the fullest extent permitted by Delaware law.

BOARD MEETINGS AND COMMITTEES

     Our Board of Directors met seven times during 2000, and acted a number of times by written consent. During 2000, each director attended at least 75% of the aggregate of (1) the total number of meetings of our Board of Directors held during the period for which he has been a director and (2) the total number of meetings held by all committees of our Board of Directors on which such director served.

     We have a standing Compensation Committee currently composed of Messrs. Cash and Meredith. The Compensation Committee met one time in 2000. The Compensation Committee administers our stock plans. The Compensation Committee has the responsibility for establishing the compensation payable to our Chief Executive Officer and is responsible for establishing compensation payable to our other executive officers based on recommendations made by the Chief Executive Officer. The Compensation Committee also is responsible for the overall administration of our employee benefit plans, including our employee stock purchase plans.

     In addition, we have a standing Options Committee, currently composed of Mr. Sidhu, which has separate but concurrent authority with the Compensation Committee and the Board of Directors to make discretionary option grants and stock issuances from time to time under the 1995 Plan to eligible employees that are not subject to Section 16 of the Securities Exchange Act of 1934. The Options Committee has the power and authority, with certain limited exceptions, to select the eligible individuals who are to receive option grants and stock issuances under the 1995 Plan and to determine the number of shares of common stock subject to each such award, subject to certain limitations; the exercise schedule in effect for each such option or stock issuance; and the maximum term for which each option may remain outstanding.

     We also have a standing Audit Committee, which during 2000 was composed of Messrs. Cash and Meredith. The Audit Committee met four times in 2000. Included among the oversight functions of the Audit Committee are (i) the appointment of our independent auditors; (ii) review of the external audit plan and the results of the auditing engagement; (iii) review of the internal audit plan and results of the internal audits; and (iv) review of the adequacy of our system of internal control. The Audit Committee has adopted a charter, approved by our Board of Directors, which is attached to this Proxy Statement as Appendix A. The current members of the Audit Committee are independent as defined by the listing standards of the Nasdaq National Market, on which our common stock is quoted. We are seeking additional independent candidates for the Board of Directors who could also serve on the Audit Committee.

     We do not have a standing Nominating Committee or any other committee performing similar functions, and these matters are considered at meetings of the full Board of Directors.

                                   PROPOSAL 2

      APPROVAL OF AMENDMENTS TO THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN

     Our stockholders are being asked to approve amendments to our 1995 Stock Option/Stock Issuance Plan, or 1995 Plan, that will effect the following changes:

          (i) Implement an automatic share increase feature pursuant to which the share reserve under the 1995 Plan will automatically increase on the first trading day in January of each calendar year during the term of the 1995 Plan, beginning with calendar year 2002, by an amount equal to five percent (5%) of the sum of: (a) the total number of shares of common stock outstanding on the last trading day of December in the immediately preceding calendar year, plus (b) the total number of shares of common stock repurchased by us on the open market during the immediately preceding calendar year pursuant to a stock repurchase program. In no event shall any such annual increase exceed (x) 40,000,000 shares of common stock, or (y) such lesser number of shares determined by the Board in its discretion.

          (ii) Extend the maximum term of the 1995 Plan from September 20, 2005 to April 11, 2011.

     The Board approved these amendments on March 4, 2001 and April 12, 2001, respectively, subject to approval at this meeting. The Board believes the amendments to increase the share reserve annually and extend the term of the 1995 Plan are necessary to assure that a sufficient reserve of common stock remains available for issuance under the 1995 Plan for an extended period of time to allow our company to continue to utilize equity incentives to attract and retain the services of key individuals essential to our long-term growth and financial success. We rely significantly on equity incentives in the form of stock option grants in order to attract and retain key employees and believe that such equity incentives are necessary for us to remain competitive in the marketplace for executive talent and other key employees.

SUMMARY OF THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN

     The following is a summary of the principal features of the 1995 Plan, as most recently amended by the Board. This summary, however, does not purport to be a complete description of all the provisions of the 1995 Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at our principal executive offices in Dallas, Texas.

  Equity Incentive Programs

     The 1995 Plan contains three separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Stock Issuance Program and (iii) an Automatic Option Grant Program. The principal features of these programs are described below. The Compensation Committee, the Options Committee and the Board of Directors each have separate but concurrent authority to administer the Discretionary Option Grant and Stock Issuance Programs. The Board has established a pool of options that the Options Committee may grant under the Discretionary Option Grant Program to eligible individuals. From time to time, the Board of Directors may revise the number of options in the pool. The term "Plan Administrator," as used in this summary, will mean either the Compensation Committee, the Options Committee or the Board of Directors to the extent each such entity is acting within the scope of its administrative authority under the 1995 Plan. The Plan Administrator will have complete discretion (subject to the provisions of the 1995 Plan) to authorize option grants and direct stock issuances under the 1995 Plan. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made thereunder.

  Share Reserve

     An aggregate of 252,000,000 shares of common stock have been reserved for issuance over the term of the 1995 Plan. In addition, subject to stockholder approval of this proposal, on the first trading day of each calendar year during the term of the 1995 Plan, beginning with calendar year 2002, the number of shares of common stock available for issuance under the 1995 Plan will automatically increase by an amount equal to five percent (5%) of the sum of (i) the total number of shares of our common stock outstanding on the last trading day of the immediately preceding calendar year, plus (ii) the total number of shares of common stock repurchased by us on the open market during the immediately preceding calendar year pursuant to a stock repurchase program. In no event will any annual increase exceed (i) 40,000,000 shares of common stock or (ii) such lesser number of shares determined by the Board.

     No participant in the 1995 Plan may receive option grants, exercisable stock appreciation rights or direct stock issuances for more than 4,000,000 shares per calendar year. Stockholder approval of this proposal will constitute re-approval of such share limitation.

     As of March 31, 2001, there were 98,197,126 options to purchase shares of our common stock outstanding under the 1995 Plan, 196,585,126 options to purchase shares of common stock had been granted under the 1995 Plan, and 55,414,874 shares of common stock remained available for future grants. In addition, 21,347,121 options to purchase shares of our common stock were outstanding under our other stock option plans.

     Shares subject to any outstanding options under the 1995 Plan which expire or otherwise terminate prior to exercise and unvested shares issued under the 1995 Plan and subsequently repurchased by us, at the option exercise or direct issue price paid per share, pursuant to our repurchase rights under the 1995 Plan, will be available for reissuance.

     In the event any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without our receipt of consideration, appropriate adjustments will be made to
(i) the maximum number and/or class of securities issuable under the 1995 Plan,
(ii) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the automatic share reserve increase feature, (iii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iv) the number and/or class of securities for which automatic option grants are to be subsequently granted to eligible directors, and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any options granted under the predecessor 1992 Stock Plan, which were incorporated into the 1995 Plan).

  Eligibility

     Our officers and other employees of our parent or subsidiaries (whether now existing or subsequently established), non-employee members of the Board and the board of directors of our parent or subsidiaries and our consultants and independent advisors of our parent and subsidiaries are eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Only non-employee members of the Board are eligible to participate in the Automatic Option Grant Program.

     As of March 31, 2001, seven executive officers, approximately 6,300 other employees and four non-employee Board members were eligible to participate in the 1995 Plan.

  Valuation

     The fair market value per share of our common stock on any relevant date under the 1995 Plan will be the closing sales price per share on that date on the Nasdaq National Market. As of March 31, 2001, the closing sales price per share was $14.50.

  Discretionary Option Grant Program

     The Plan Administrator has complete discretion under the Discretionary Option Grant Program to determine which eligible individuals receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

     Each granted option will have an exercise price determined by the Plan Administrator but shall in no event be less than 85% of the fair market value of the shares on the grant date. No granted option will have a term in excess of ten years, and the option will generally become exercisable in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. Shares acquired under such options will be subject to repurchase by us, at the exercise price paid per share, if the optionee ceases service with our company prior to vesting in those shares.

     Upon cessation of service, the optionee will have a limited period of time during which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

          Tandem stock appreciation rights, which provide the holders with the right to surrender their options for an appreciation distribution from us equal in amount to the excess of (a) the fair market value of the vested shares of common stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of common stock.

          Limited stock appreciation rights, which may be granted to our officers as part of their option grants. Any option with such a limited stock appreciation right in effect may be surrendered to us upon the successful completion of a hostile take-over of us. In return for the surrendered option, the officer will be entitled to a cash distribution from us in an amount per surrendered option share equal to the excess of
     (a) the take-over price per share over (b) the exercise price payable for such share.

     The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program that have exercise prices in excess of the then-current market price of our common stock and to issue replacement options with an exercise price based on the market price of our common stock at the time of the new grant.

  Stock Issuance Program

     Shares may be issued under the Stock Issuance Program at a price per share of not less than 85% of the fair market value per share of common stock, payable in cash or through a promissory note payable to us. Shares also may be issued solely as a bonus for past services.

     The issued shares may be either immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any unvested shares.

  Automatic Option Grant Program

     Each individual who first becomes a non-employee Board member will automatically be granted at that time an option for 8,000 shares of common stock. In addition, on the date of each annual stockholders meeting, each individual who continues to serve as a non-employee Board member after such meeting will automatically be granted, on the date of that meeting, an option to purchase 8,000 shares of common stock, provided such individual has served as a non-employee Board member for at least six months. There will be no limit on the number of such 8,000-share option grants that any individual eligible non-employee Board member may receive over his or her period of continued Board service. Stockholder approval of this proposal will constitute pre-approval of each option granted on or after the date of this meeting pursuant to the provisions of the Automatic Option Grant Program on the basis of the increase under this proposal and the subsequent exercise of that option in accordance with its terms.

     Each option will have an exercise price per share equal to 100% of the fair market value per share of common stock on the option grant date and a maximum term of ten years measured from the option grant date. Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by us, at the exercise price paid per share, upon the optionee's cessation of Board service. Each option grant will vest (and our repurchase rights will lapse) in four (4) equal annual installments over the optionee's period of Board service, with the first such installment to vest one
(1) year from the option grant date. Following the optionee's cessation of Board service for any reason, each option will remain exercisable for a 12-month period and may be exercised during that time for any or all shares in which the optionee is vested at the time of such cessation of Board service.

     The shares subject to each automatic option grant will vest immediately upon the optionee's death or permanent disability or an acquisition of us by merger or asset sale or a hostile take-over of our company (whether by successful tender offer for more than 50% of our outstanding voting stock or by proxy contest for the election of Board members). In addition, upon the successful completion of a hostile take-over, each automatic option grant may be surrendered to us for a cash distribution per surrendered option share in an amount equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

  General Provisions

     Acceleration. In the event that we are acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation. Certain of the outstanding options under the Discretionary Option Grant Program assumed or replaced in connection with such acquisition will be subject to immediate acceleration, and any unvested shares under the Stock Issuance Program which do not vest at the time of such acquisition will be subject to full and immediate vesting, in the event the individual's service is subsequently involuntarily terminated within 18 months following the acquisition. In connection with a hostile change in control of our company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members), the Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Discretionary Grant Program and the automatic vesting of outstanding shares under the Stock Issuance Program either at the time of such change in control or upon the subsequent involuntary termination of the individual's service.

     The acceleration of vesting in the event of a change in the ownership or control of our company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, takeover attempt or other efforts to gain control of our company.

     Financial Assistance. The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options or the purchase price of shares under the 1995 Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such promissory note may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

     Special Tax Election. The Plan Administrator may provide one or more holders of options or unvested shares with the right to have us withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of common stock in payment of such tax liability.

     Amendment and Termination. The Board may amend or modify the 1995 Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the 1995 Plan at any time, and the 1995 Plan will in all events terminate on April 11, 2011, assuming stockholder approval of this proposal.

     Stock Awards. The table below shows, as to each of our executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of common stock subject to options granted between January 1, 2000 and March 31, 2001 under the 1995 Plan together with the weighted-average exercise price payable per share. We have not made any direct stock issuances under the 1995 Plan.

                              OPTION TRANSACTIONS

                                                                               WEIGHTED-
                                                               NUMBER OF        AVERAGE
NAME                                                         OPTION SHARES   EXERCISE PRICE
----                                                         -------------   --------------
Sanjiv S. Sidhu, ..........................................           --         $   --
  Chairman of the Board and Chief Executive Officer
Gregory A. Brady, .........................................    1,400,000         $67.94
  President
Reagan L. Lancaster, ......................................      720,000         $48.15
  President, Field Operations
Pallab K. Chatterjee, .....................................    1,300,000         $38.34
  Executive Vice President
Hiten D. Varia, ...........................................           --         $   --
  Executive Vice President and Chief Delivery Officer
All current executive officers as a group (7 persons)......    4,430,000         $54.66
Harvey B. Cash, ...........................................        8,000         $53.19
  Director
Kenneth L. Lay, ...........................................       60,000         $59.78
  Director
Thomas J. Meredith, .......................................        8,000         $53.19
  Director
Sandeep R. Tungare, .......................................        8,000         $53.19
  Director
All non-employee directors as a group (4 persons)..........       84,000         $57.90
All employees, including current officers who are not
  executive officers, as a group (approximately 6,300
  persons).................................................   43,737,844         $57.26

FEDERAL INCOME TAX CONSEQUENCES

  Option Grants

     Options granted under the 1995 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code, or the Code, or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. In general, the optionee will recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. In addition, the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by us in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will, in general, be allowed for our taxable year in which such ordinary income is recognized by the optionee.

  Stock Appreciation Rights

     No taxable income is recognized upon receipt of a stock appreciation right. However, an optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. We will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

  Direct Stock Issuance

     The tax principles applicable to direct stock issuances under the 1995 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     We anticipate that any compensation deemed paid by us in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Section 162(m) of the Code and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. Accordingly, all compensation deemed paid under the 1995 Plan with respect to such dispositions or exercises will remain deductible by us without limitation under Section 162(m) of the Code.

ACCOUNTING TREATMENT

     Option grants under the Discretionary Option Grant and Automatic Option Grant Programs with exercise prices equal to the fair market value of the option shares on the grant date will not result in any direct charge to our reported earnings. However, the fair value of those options is required to be disclosed in the notes to our financial statements, and we must also disclose, in footnotes to the financial statements, the pro forma impact those options would have upon our reported earnings were the fair value of those options at the time of grant treated as a compensation expense. In addition, the number of outstanding options may be a factor in determining our earnings per share on a fully diluted basis.

     Option grants or stock issuances made under the 1995 Plan with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a direct compensation expense in an amount equal to the excess of such fair market value over the exercise or issue price. The expense must be amortized against our earnings over the period that the option shares or issued shares are to vest.

     On March 31, 2000, the Financial Accounting Standards Board issued Interpretation No. 44, which is an interpretation of APB Opinion No. 25 governing the accounting principles applicable to equity incentive plans. Under the Interpretation, option grants made to consultants (but not non-employee Board members) after December 15, 1998 will result in a direct charge to our reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the July 1, 2000 effective date of the Interpretation) and the vesting date of each installment of the option shares. In addition, any options which are repriced after December 15, 1998 will also trigger a direct charge to our earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the option (or, if later, the July 1, 2000 effective date of the Interpretation) and the date the option is exercised for those shares.

     Should one or more individuals be granted tandem stock appreciation rights under the 1995 Plan, then such rights would result in a compensation expense to be charged against our reported earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

NEW PLAN BENEFITS

     AS OF MARCH 31, 2001, NO OPTIONS HAD BEEN GRANTED AND NO STOCK HAD BEEN ISSUED UNDER THE 1995 PLAN ON THE BASIS OF THE PROPOSED AMENDMENTS FOR WHICH STOCKHOLDER APPROVAL IS SOUGHT UNDER THIS PROPOSAL 2.

VOTE REQUIRED

     The affirmative vote of a majority of our outstanding voting shares present or represented by proxy and entitled to vote at this meeting is required for approval of the amendments to the 1995 Plan. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether or not this proposal has been approved. Should such stockholder approval not be obtained, then the share reserve will not be automatically increased each calendar year and the 1995 Plan will terminate on September 20, 2005. The 1995 Plan will, however, continue to remain in effect until such time, and option grants and stock issuances may continue to be made pursuant to the provisions of the 1995 Plan prior to its amendment until the available reserve of common stock under such plan is issued.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENTS TO THE 1995 PLAN, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON. THE BOARD BELIEVES THAT IT IS IN OUR BEST INTERESTS TO CONTINUE TO HAVE A COMPREHENSIVE EQUITY INCENTIVE PROGRAM WHICH WILL PROVIDE A MEANINGFUL OPPORTUNITY FOR OFFICERS, EMPLOYEES, NON-EMPLOYEE BOARD MEMBERS AND CONSULTANTS TO ACQUIRE A SUBSTANTIAL PROPRIETARY INTEREST IN THE ENTERPRISE AND THEREBY ENCOURAGE SUCH INDIVIDUALS TO REMAIN IN OUR SERVICE AND MORE CLOSELY ALIGN THEIR INTERESTS WITH THOSE OF OUR STOCKHOLDERS.

                                   PROPOSAL 3

           APPROVAL OF AMENDMENTS TO THE EMPLOYEE STOCK PURCHASE PLAN

     Our stockholders are being asked to approve amendments to our Employee Stock Purchase Plan, or Purchase Plan, that will effect the following changes:

          (i) Implement an automatic share increase feature pursuant to which the number of shares reserved for issuance under the Purchase Plan will automatically increase on the first trading day of January each year, beginning with calendar year 2002, by an amount equal to one percent (1%) of the total number of shares of common stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event will any such annual increase exceed 6,000,000 shares.

          (ii) Extend the term of the Purchase Plan until the last business day in April 2011.

          (iii) Amend the stockholder approval requirements for future amendment to the Purchase Plan.

     In addition to the proposed changes described above, the Board also amended the Plan to: (i) eliminate the thirty-day service requirement for participation in the Purchase Plan and (ii) amend the leave of absence provision to provide a procedure by which a participant resumes participation in the Purchase Plan.

     The Board believes the amendments to increase the share reserve annually and extend the term of the Purchase Plan are necessary to ensure we will continue to have a sufficient reserve of common stock available under the Purchase Plan to provide eligible employees of our company and our participating affiliates (whether now existing or subsequently established) with the opportunity to purchase shares of common stock at semi-annual intervals through their accumulated periodic payroll deductions. The remaining amendments are intended to facilitate the administration of the Purchase Plan.

     The Purchase Plan was adopted by the Board in March 1996 and became effective on April 25, 1996, in connection with our initial public offering. The Plan was amended in April 1999 to increase the share reserve by 6,000,000 shares. The stockholders approved that increase at the 1999 annual stockholders' meeting. The Board of Directors adopted the proposed amendments to the Purchase Plan on April 20, 2001, subject to stockholder approval at this meeting.

SUMMARY OF THE EMPLOYEE STOCK PURCHASE PLAN

     The following is a summary of the principal features of the Purchase Plan, as most recently amended by the Board. This summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the Corporate Secretary at our principal executive offices in Dallas, Texas.

  Administration

     The Purchase Plan will be administered by the Compensation Committee of the Board. Such committee, as Plan Administrator, will have full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan.

  Securities Subject to the Purchase Plan

     The maximum number of shares of common stock currently reserved for issuance under the Purchase Plan is limited to 10,000,000 shares. This share reserve will also be used to fund all stock purchases under our International Employee Stock Purchase Plan, or the International Plan, which we established for employees of our foreign subsidiaries. The provisions of the International Plan are substantially the same as those that are in effect for the Purchase Plan, except to the extent modifications may be necessary to satisfy legal or regulatory requirements of the applicable foreign jurisdictions.

     As of March 31, 2001, 5,179,196 shares of common stock have been issued in the aggregate under the Purchase Plan and International Plan, and 4,820,804 shares were available for future issuance.

     Assuming stockholder approval of this proposal, the share reserve under the Purchase Plan will automatically increase on the first trading day of January each year, beginning with the 2002 calendar year, by an amount equal to one percent (1%) of the total number of shares of common stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event will any such annual increase exceed 6,000,000 shares.

     The shares issuable under the Purchase Plan may be made available from authorized but unissued shares of our common stock or from shares of common stock repurchased by us, including shares repurchased on the open market.

     In the event any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without our receipt of consideration, appropriate adjustments will be made to
(i) the maximum number and class of securities issuable under the Purchase Plan,
(ii) the maximum number and class of securities by which the share reserve is to increase automatically each calendar year, (iii) the maximum number and class of securities purchasable per participant on any one purchase date and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Purchase Plan or the outstanding purchase rights thereunder.

  Purchase Periods

     Shares of common stock are offered under the Purchase Plan through a series of successive purchase periods, each with a maximum duration of six (6) months. Purchase periods run from the first business day in May to the last business day in October each year, and from the first business day in November each year to the last business day in April of the following year.

     Each participant is granted a separate right to purchase shares of common stock for each purchase period in which he or she participates. The purchase right is granted on the start date of the purchase period and is automatically exercised on the last business day of that purchase period, subject to specified limitations. Each purchase right entitles the participant to purchase the whole number of shares of common stock obtained by dividing the participant's payroll deductions for the purchase period by the purchase price in effect for such period.

  Eligibility

     Any individual who is employed on a basis under which he or she is regularly expected to work for more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of our company or any participating affiliate (including any affiliate which subsequently becomes such at any time during the term of the Purchase Plan) is eligible to participate in the Purchase Plan.

     As of March 31, 2001, seven executive officers and approximately 4,000 other employees were eligible to participate in the Purchase Plan.

  Purchase Price

     The purchase price for the common stock purchased on behalf of each participant in the Purchase Plan on each semi-annual purchase date will be equal to 85% of the lower of (i) the fair market value per share of common stock on the start date of the purchase period in which the participant is enrolled or
(ii) the fair market value on the semi-annual purchase date.

     The fair market value per share of common stock on any relevant date under the Purchase Plan will be the closing sales price per share on that date on the Nasdaq National Market. As of March 31, 2001, the closing sales price per share was $14.50.

  Payroll Deductions and Stock Purchases

     Each participant may authorize periodic payroll deductions in any multiple of 1% (up to a maximum of 15%) of his or her base salary to be applied to the acquisition of common stock at semi-annual intervals. Accordingly, on each semi-annual purchase date (the last business day in April and October each year), the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of common stock at the purchase price in effect for the participant for that purchase date.

  Special Limitations

     The Purchase Plan imposes certain limitations upon a participant's rights to acquire common stock, including the following:

     - Purchase rights granted to a participant may not permit that individual to purchase more than $25,000 worth of common stock (valued at the time each purchase right is granted) for each calendar year those purchase rights are outstanding at any time.

     - Purchase rights may not be granted to any individual if that individual would, immediately after the grant, own or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of our company or any of our affiliates.

     - No participant may purchase more than 8,000 shares of common stock on any one purchase date.

  Withdrawal/Termination of Purchase Rights

     The participant may withdraw from a purchase period at any time and may elect to have his or her accumulated payroll deductions either applied to the purchase of shares on the next semi-annual purchase date or refunded.

     Upon a participant's cessation of employment or loss of eligible employee status, payroll deductions will automatically cease. Any payroll deductions that the participant may have made for the semi-annual purchase date in which such cessation of employment or loss of eligibility occurs will be refunded.

  Stockholder Rights

     No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase, except that appropriate adjustments will be made in the number and class of securities and the price per share in effect under each outstanding purchase right should any change be made to our common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting our outstanding common stock as a class without our receipt of consideration.

  Assignability

     Purchase rights are not assignable or transferable by the participant other than by will or by the laws of descent and distribution following the participant's death, and the purchase rights are exercisable only by the participant during the participant's lifetime.

  Corporate Transaction

     In the event of a corporate transaction, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price in effect for each participant will be equal to 85% of the lower of (i) the fair market value per share of common stock on the start date of the offering period in which the participant is enrolled at the time such transaction occurs or (ii) the fair market value per share of common stock immediately prior to such transaction.

     A corporate transaction will be deemed to occur if (i) we are involved in a merger or consolidation in which more than 50% of our outstanding voting stock is transferred to a person or persons different from the persons holding those securities immediately prior to the transaction, or (ii) we sell, transfer or otherwise dispose of all or substantially all of our assets.

  Share Pro-Ration

     Should the total number of shares of common stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Purchase Plan, then the Plan Administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the common stock pro-rated to such individual, will be refunded.

  Amendment and Termination

     If stockholder approval of this proposal is obtained, the Purchase Plan will terminate upon the earliest of (i) the last business day in April 2011,
(ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights or (iii) the date on which all purchase rights are exercised in connection with a change in ownership or control of our company.

     The Board may at any time alter, suspend or discontinue the Purchase Plan. However, the Board may not, without stockholder approval, (i) increase the number of shares issuable under the Purchase Plan, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the Purchase Plan.

PLAN BENEFITS

     The table below shows, as to each of our executive officers named in the Summary Compensation Table and the various indicated groups, the number of shares of common stock purchased under the Purchase Plan between January 1, 2000 and October 31, 2000, the most recent purchase date, together with the weighted-average purchase price paid per share.

                           PURCHASE PLAN TRANSACTIONS

                                                                         WEIGHTED-AVERAGE
                                                             NUMBER OF    PURCHASE PRICE
NAME                                                          SHARES        PER SHARE
----                                                         ---------   ----------------
Sanjiv S. Sidhu,...........................................        --         $   --
  Chairman of the Board and Chief Executive Officer
Gregory A. Brady,..........................................       802         $26.48
  President
Reagan L. Lancaster,.......................................       780         $26.48
  President, Field Operations
Pallab K. Chatterjee,......................................        --         $   --
  Executive Vice President
Hiten D. Varia,............................................        --         $   --
  Executive Vice President and Chief Delivery Officer
All current executive officers as a group (7 persons)......     2,436         $25.88
All other participating employees, including current
  officers who are not executive officers as a group
  (approximately 2,100 persons)............................   602,064         $27.51

FEDERAL INCOME TAX CONSEQUENCES

     The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan that so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

     If the participant sells or otherwise disposes of the purchased shares within two (2) years after the start date of the purchase period in which such shares were acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant will also recognize capital gain equal to the amount by which the amount realized upon the sale or disposition exceeds the sum of the aggregate purchase price and the ordinary income recognized with respect to the shares.

     If the participant sells or disposes of the purchased shares more than two
(2) years after the start date of the purchase period in which the shares were acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of that purchase period; and any additional gain upon the disposition will be taxed as a long-term capital gain. We will not be entitled to an income tax deduction with respect to such disposition.

     If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of the purchase period in which those shares were acquired will constitute ordinary income in the year of death.

ACCOUNTING TREATMENT

     Under current accounting principles applicable to employee stock purchase plans qualified under Section 423 of the Internal Revenue Code, the issuance of common stock under the Purchase Plan will not result in a compensation expense chargeable against our reported earnings. However, we must disclose, in pro-forma statements to our financial statements, the impact the purchase rights granted under the Purchase Plan would have upon our reported earnings were the fair value of those purchase rights treated as compensation expense.

VOTE REQUIRED

     The affirmative vote of a majority of our outstanding voting shares present or represented by proxy and entitled to vote at this meeting is required for approval of the amendments to the Purchase Plan. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether or not this proposal has been approved. Should such stockholder approval not be obtained, then the share reserve will not be automatically increased each calendar year and the Purchase Plan will terminate on the last business day in April 2006. The Purchase Plan will, however, continue to remain in effect until such time, and purchase rights may continue to be granted pursuant to the provisions of the Purchase Plan prior to its amendment until the available reserve of common stock under the plan is issued.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENTS TO THE PURCHASE PLAN, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON. THE BOARD BELIEVES THAT IT IS IN OUR BEST INTERESTS TO CONTINUE TO PROVIDE EMPLOYEES WITH THE OPPORTUNITY TO ACQUIRE AN OWNERSHIP INTEREST IN US THROUGH THEIR PARTICIPATION IN THE PURCHASE PLAN AND THEREBY ENCOURAGE THEM TO REMAIN IN OUR EMPLOY AND MORE CLOSELY ALIGN THEIR INTERESTS WITH THOSE OF THE STOCKHOLDERS.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 31, 2001 by (1) each person who is known by us to own beneficially more than five percent of our common stock, (2) each of our directors, (3) each of our executive officers named in the Summary Compensation Table, and (4) all executive officers and directors as a group.

                                                              AMOUNT AND NATURE
                                                                OF BENEFICIAL      PERCENT OF
NAME                                                            OWNERSHIP(1)         CLASS
----                                                          -----------------    ----------
Sanjiv S. Sidhu(2)..........................................     118,242,400(3)       28.8%
Sidhu-Singh Family Investments, Ltd.(2).....................      21,960,000           5.3
Romesh T. Wadhwani..........................................      14,218,894(4)        3.4
Sandeep R. Tungare..........................................       3,947,110(5)          *
Gregory A. Brady............................................       3,986,862(6)          *
Hiten D. Varia..............................................         806,935(7)          *
Reagan L. Lancaster.........................................         580,552(8)          *
Thomas J. Meredith..........................................         302,000(9)          *
Pallab K. Chatterjee........................................          75,000(10)         *
Harvey B. Cash..............................................          42,000(11)         *
Kenneth L. Lay..............................................          13,000(12)         *
All executive officers and directors as a group (11
  persons)..................................................     142,476,375(13)      33.8

---------------

  *  Indicates less than 1%.

 (1) Beneficial ownership is calculated in accordance with the rules of the Securities and Exchange Commission in accordance with Rule 13d-3(d)(1). Percentage of beneficial ownership is based on 410,797,625 shares of our common stock outstanding as of March 31, 2001. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options held by that person that are currently exercisable or will become exercisable within 60 days following March 31, 2001 are deemed outstanding. However, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

 (2) The address for this person is One i2 Place, 11701 Luna Road, Dallas, Texas 75234.

 (3) Includes 21,960,000 shares held by Sidhu-Singh Family Investments, Ltd., of which Mr. Sidhu is a general partner, and 60,000 shares held by the Sidhu-Singh Family Foundation, of which Mr. Sidhu is a trustee.

 (4) Includes 6,423,994 shares subject to exercisable options.

 (5) Includes 1,794,225 shares owned by Mr. Tungare's spouse, 660 shares owned by Mr. Tungare's children (both of whom live with Mr. Tungare), 150,000 shares owned by the Tungare Manohar Family Foundation and 8,000 shares subject to exercisable options. Mr. Tungare serves on the board of directors of the Tungare Manohar Family Foundation and, in this capacity, shares the power to vote and dispose of the shares held by the Foundation.

 (6) Includes 2,710,000 shares subject to exercisable options.

 (7) Includes 724,911 shares subject to exercisable options.

 (8) Includes 465,100 shares subject to exercisable options.

 (9) Includes 20,000 shares held in a trust for the benefit of Mr. Meredith's family and 262,000 shares subject to exercisable options.

(10) Includes 75,000 shares subject to exercisable options.

(11) Includes 42,000 shares subject to exercisable options.

(12) Includes 8,000 shares subject to exercisable options.

(13) Includes 10,867,201 shares subject to exercisable options.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

DIRECTORS AND EXECUTIVE OFFICERS

     Set forth below is certain biographical information concerning our directors and executive officers:

NAME                                    AGE              POSITION(S) HELD
----                                    ---              ----------------
Sanjiv S. Sidhu.......................  43    Chairman of the Board and Chief
                                              Executive Officer
Romesh T. Wadhwani....................  53    Vice Chairman
Gregory A. Brady......................  40    President
Reagan L. Lancaster...................  36    President, Field Operations
William M. Beecher....................  44    Executive Vice President and Chief
                                                Financial Officer
Pallab K. Chatterjee..................  50    Executive Vice President
Hiten D. Varia........................  44    Executive Vice President and Chief
                                                Delivery Officer
Harvey B. Cash........................  62    Director
Kenneth L. Lay........................  59    Director
Thomas J. Meredith....................  50    Director
Sandeep R. Tungare....................  44    Director

     Mr. Sidhu founded i2 Technologies in 1988 and has served as our Chairman of the Board since our incorporation in 1989. Mr. Sidhu has served as our Chief Executive Officer since December 1994, and previously served in various other executive capacities with us. Before founding our company, Mr. Sidhu held various positions with Texas Instruments, most recently as a member of the technical staff of Texas Instruments' Artificial Intelligence Laboratory. Mr. Sidhu holds a B.S. in chemical engineering from Osmania University and a M.S. in chemical engineering from Oklahoma State University.

     Dr. Wadhwani joined us in June 2000 as Vice Chairman when we acquired Aspect Development, Inc. Dr. Wadhwani founded Aspect in 1990 and had served as its Chairman of the Board and Chief Executive Officer since January 1991. Prior to founding Aspect, Dr. Wadhwani was Chairman and Chief Executive Officer of Cimflex Teknowledge Corporation, a company specializing in products and systems for computer-integrated manufacturing. Dr. Wadhwani received his B.S. from Indian Institute of Technology in Bombay, India and his M.S. and Ph.D. degrees in electrical engineering from Carnegie-Mellon University.

     Mr. Brady joined us in December 1994 as President, Field Operations. He became President, Worldwide Operations in September 1996, and became President effective May 1, 1999. From 1988 until joining us, Mr. Brady held a variety of positions with Oracle, an enterprise application software vendor, most recently serving as Vice President of Worldwide Applications Marketing. Mr. Brady currently serves on the board of directors of EXE Technologies, Inc. (fulfillment, warehousing and distribution software) and Primavera Systems, Inc. (project management, control and execution software). Mr. Brady holds a B.S. in business from the University of Indiana.

     Mr. Lancaster joined us in April 1995 as Vice President, Western Region Sales. He later became Vice President, Americas Sales and effective October 1999 became Executive Vice President, Worldwide Sales. In the first quarter of 2001, Mr. Lancaster became President, Field Operations. From 1994 until joining us, Mr. Lancaster served as a National Director of Sales for Trilogy Development Corp. Mr. Lancaster attended the University of North Texas.

     Mr. Beecher joined us in May 1997 as Vice President, International Operations and became Executive Vice President, Operations in September 1998. In May 1999, Mr. Beecher became our Chief Financial Officer. From April 1996 until joining us, Mr. Beecher was the Chief Financial Officer of Think Systems Corporation, which we acquired in May 1997. Prior to that time, he practiced law at the law offices of Ravin, Sarasohn, Cook, Baumgarten, Fisch & Rosen in Roseland, New Jersey. Mr. Beecher currently serves on the board of directors of Vistaar, Inc. (business-to-business e-commerce). Mr. Beecher is a graduate of Cornell Law School and received his undergraduate degree from the State University of New York at Albany.

     Dr. Chatterjee joined us in January 2000 as Chief Operating Officer and subsequently became Executive Vice President. From January 1997 until joining us, Dr. Chatterjee served in several key executive officer positions with Texas Instruments, most recently as Senior Vice President and Chief Information Officer. Dr. Chatterjee is also a director of several privately held companies. Dr. Chatterjee holds a B.S. in electrical engineering from the Indian Institute of Technology in Kharagpur, India, a M.S. in electrical engineering from the University of Illinois and a Ph.D. in electrical technology from the University of Illinois.

     Mr. Varia joined us in July 1995 as Vice President, Worldwide Consulting, became Executive Vice President, Worldwide Development in July 1998, and in 1999, became our Executive Vice President and Chief Delivery Officer. From 1985 until joining us, Mr. Varia served in a variety of positions at Electronic Data Systems. Mr. Varia holds a B.S. in electrical engineering from MS University in Barode, India and a M.S. in electrical engineering from the University of Kentucky.

     Mr. Cash has served as a director since January 1996. Since 1986, Mr. Cash has served as general or limited partner of various venture capital companies affiliated with InterWest Partners, a venture capital firm. Mr. Cash currently serves on the board of directors of the following publicly held companies: Panja Corporation (electronic equipment and software), Ciena Corporation (optical networking systems and software), Liberte' Investors, Inc. (real estate financial services), Microtune, Inc. (radio frequency broadband gateway solutions), Silicon Laboratories, Inc. (semiconductors) and Airspan Networks, Inc. (communications). In addition, Mr. Cash is a director of several privately held companies. Mr. Cash holds a B.S. in electrical engineering from Texas A&M University and a M.B.A. from Western Michigan University.

     Dr. Lay has served as a director since October 2000. He has served as Chairman of the Board of Enron Corp., a publicly held energy and communications company, since February 1986. He also served as Chief Executive Officer of Enron from July 1985 to February 2001. Dr. Lay currently serves on the board of directors of the following other publicly held companies: Eli Lilly and Company (pharmaceuticals), Compaq Computer Corporation (personal computers), EOTT Energy Corp. (independent marketer and transporter of crude oil), and New Power Holdings, Inc. (energy). Dr. Lay is also a director of several privately held companies. Dr. Lay holds a B.A. and M.A. in economics from the University of Missouri and a Ph.D. in economics from the University of Houston.

     Mr. Meredith has served as a director since July 1996. Mr. Meredith has served as Senior Vice President, Business Development and Strategy with Dell Computer Corporation since January 2001. Mr. Meredith served as Managing Director of Dell Ventures, a wholly owned subsidiary of Dell, from March 2000 to January 2001, and served as Senior Vice President and Chief Financial Officer for Dell from November 1992 to March 2000. Mr. Meredith currently serves on the board of directors of Freemarkets, Inc. (business-to-business e-commerce) and divine, Inc. (Internet holding company). Mr. Meredith holds a B.S. in political science from St. Francis University, a J.D. from Duquesne University of Law and an L.L.M. in business law and taxation from Georgetown University.

     Mr. Tungare has served as a director since May 1997. He served as our President, Demand Management, from May 1997, following our acquisition of Think Systems Corporation, through July 1999. In November 1999, Mr. Tungare founded Vistaar, Inc., a business-to-business e-commerce company, of which he serves as Chairman and Chief Executive Officer. Mr. Tungare founded Think in 1986 and served as its President and Chief Executive Officer until we acquired it in May 1997. Mr. Tungare also serves as a director for several privately held companies. Mr. Tungare holds a B.S. in science from Bombay University and an M.B.A. from Rutgers University.

EMPLOYMENT CONTRACTS; CHANGE-IN-CONTROL AND INDEMNIFICATION ARRANGEMENTS

     The executive officers serve at the discretion of our Board of Directors. Although no specific cash compensatory arrangements have been made for our executive officers (other than Dr. Wadhwani), certain provisions of the 1995 Plan may have the effect of discouraging, delaying or preventing a change in control of us or unsolicited acquisition proposals. The Plan Administrator under the 1995 Plan may structure one or more outstanding options granted to our executive officers so that these options immediately accelerate in the event the executive officers are terminated involuntarily within a designated period (not to exceed 18 months) following the effective date of any change in control. We have entered into indemnification agreements with all of our executive officers. We maintain directors' and officers' liability insurance and our Bylaws provide for mandatory indemnification of officers to the fullest extent permitted by Delaware law.

     We have an employment agreement with Dr. Wadhwani that expires in June 2004. The agreement was entered into as a condition to, and became effective upon, our acquisition of Aspect in June 2000. As amended, the agreement provides for compensation as follows:

     - An annual base salary of $225,000.

     - An annual bonus of up to $125,000 based upon his achievement of goals established by us.

     - Other benefits as are afforded to other comparable executive officers.

     - Reimbursement for term life insurance coverage in the amount of $3 million and long term disability coverage in the amount of $500,000 per year.

     - Options to purchase 610,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant, which was awarded in July 2000. The option shares shall vest as to 25% upon his completion of one year of employment and the remaining shares shall vest in 12 equal installments upon his completion of each three-month period of employment thereafter.

     If Dr. Wadhwani's employment is terminated (a) by us without cause, (b) by Dr. Wadhwani's resignation during the 90 days following (1) his loss of his title or duties as Vice Chairman; (2) a change in his regular place of work to a location more than 40 miles from the Silicon Valley; or (3) a reduction in his cash compensation, equity compensation or benefits below the amounts provided to comparable i2 executive officers, or (c) due to his death or disability, then Dr. Wadhwani will receive a severance payment equal to four months' base salary then in effect and full accelerated vesting of all of his unvested stock options granted on or before June 9, 2000.

     As amended, the agreement also restricts the amount of i2 shares that Dr. Wadhwani may sell during each of the three years following June 9, 2000. During each of those three years, the maximum number of shares of our common stock that he may sell or otherwise dispose of is limited to 80% of his stock holdings (including for this purpose all vested and unvested options) as of June 9, 2000.

     The agreement contains non-compete and non-solicitation provisions. He may not engage in any activity that is in any way competitive with us, nor assist any other person or organization in competing with us or in preparing to engage in competition with us, in each case until the later to occur of June 2002 or one year after the date that his employment is terminated for any reason. He may not solicit the employment services of any of our former employees whose employment has been voluntarily terminated for less than six months or solicit any of our existing or known potential customers with the purpose of obtaining such person as an employee or customer for a business competitive with our business until one year after his employment is terminated for any reason. Lastly, he may not undertake planning for or organization of any competitive business, or conspire with others for the purpose of organizing any competitive business, during his employment and any period during which he receives any severance payment.

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning the compensation earned by our Chief Executive Officer and our four most highly compensated executive officers for services rendered in 2000 in all capacities to us and our subsidiaries. These individuals are collectively referred to as the Named Officers.

                                                                               LONG-TERM
                                                                             COMPENSATION
                                               ANNUAL COMPENSATION           -------------
                                        ---------------------------------      SHARES OF        ALL OTHER
                                 YEAR    SALARY      BONUS      OTHER(1)     STOCK OPTIONS   COMPENSATION(2)
                                 ----   --------   ----------   ---------    -------------   ----------------
Sanjiv S. Sidhu,...............  2000   $150,000   $   75,000   $222,885(3)           --          $1,542
  Chairman of the Board and      1999    150,000       75,000     34,126(3)           --           1,542
  Chief Executive Officer        1998    150,000       75,000         --              --           1,542
Gregory A. Brady,..............  2000    175,000      381,825         --       1,400,000              --
  President                      1999    150,000      466,975    262,635(4)      200,000              --
                                 1998    150,000      350,000    201,104(4)    1,110,000              --
Reagan L. Lancaster,...........  2000    150,000      586,800         --         720,000              --
  President of Field             1999    150,000      576,775         --         320,000              --
  Operations                     1998    140,000    1,180,926         --         160,000              --
Pallab K. Chatterjee,(5).......  2000    150,000      397,279         --       1,300,000              --
  Executive Vice President
Hiten D. Varia,................  2000    150,000      244,515         --              --              --
  Executive Vice President       1999    125,000      191,376         --         490,000              --
  and Chief Delivery Officer     1998    125,000       89,236         --         210,000              --

---------------

(1) Excludes perquisites and other personal benefits for executive officers other than Messrs. Sidhu and Brady because the aggregate amounts thereof do not exceed 10% of such officers' total salary and bonus in the respective year.

(2) Represents premiums paid by us with respect to short-term life insurance policy on the life of Mr. Sidhu, the proceeds of which are payable to Mr. Sidhu's personally designated beneficiaries.

(3) Represents expenses paid on the officer's behalf relating to personal tax and estate planning.

(4) Includes interest paid by us on behalf of Mr. Brady in connection with a personal loan to Mr. Brady from a commercial bank. The loan, which was paid in full on December 6, 1999, bore interest at one-month LIBOR plus 2%. The total interest paid by us on behalf of Mr. Brady was $230,727 in 1999 and $174,133 in 1998.

(5) Dr. Chatterjee became our employee on January 2, 2000.

OPTION GRANTS IN 2000

     The following table sets forth certain information concerning stock options granted to each of the Named Officers during 2000. No stock appreciation rights, or SARs, were granted to these individuals during such year.

                                             INDIVIDUAL GRANTS
                            ---------------------------------------------------   POTENTIAL REALIZABLE VALUE AT
                             NUMBER OF    % OF TOTAL                                 ASSUMED ANNUAL RATES OF
                            SECURITIES     OPTIONS                                 STOCK PRICE APPRECIATION FOR
                            UNDERLYING    GRANTED TO   EXERCISE                           OPTION TERM(7)
                              OPTIONS     EMPLOYEES    PRICE PER     EXPIRATION   ------------------------------
                            GRANTED(1)     IN 2000     SHARE(2)         DATE           5%              10%
                            -----------   ----------   ---------     ----------   -------------   --------------
Sanjiv S. Sidhu...........          --         --       $   --             --      $        --     $         --
Gregory A. Brady..........     200,000       0.49%       39.47(3)     4/16/10        4,964,337       12,580,605
                             1,200,000       2.96%       72.69(4)     8/21/10       54,855,334      139,014,186
Reagan L. Lancaster.......     320,000       0.79%       38.34(5)     1/11/10        7,716,537       19,555,220
                               160,000       0.40%       39.47(3)     4/16/10        3,971,470       10,064,484
                               240,000       0.59%       67.00(6)     7/23/10       10,112,626       25,627,379
Pallab K. Chatterjee......   1,300,000       3.21%       38.34(5)     1/11/10       31,348,432       79,443,081
Hiten D. Varia............          --         --           --             --               --               --

---------------

(1) Options vest over a four-year period, and in certain cases may be exercised prior to vesting subject to our right to repurchase at cost any unvested shares purchased prior to vesting in the event of the optionee's termination of employment. Each option expires on the earlier of ten years from the date of grant or within a specified period following termination of the optionee's employment with us.

(2) The exercise price may be paid in cash or through a special same-day sale procedure through a company-designated broker. In addition, we may permit some optionees to pay their exercise price with a promissory note payable to us.

(3) Options were granted on April 17, 2000.

(4) Options were granted on August 22, 2000.

(5) Options were granted on January 12, 2000.

(6) Options were granted on July 24, 2000.

(7) Future value assumes appreciation of 5% and 10% per year over the ten-year option period in the value of our common stock as mandated by the rules and regulations of the Securities and Exchange Commission and does not represent our estimate or projection of the future value of our common stock. The actual value realized may be greater than or less than the potential realizable values set forth in the table.

AGGREGATE OPTION EXERCISES IN 2000 AND DECEMBER 31, 2000 OPTION VALUES

     The following table sets forth certain information concerning options exercised during 2000 and option holdings at December 31, 2000 with respect to each of the Named Officers. No SARs were exercised during 2000 and none were outstanding at December 31, 2000.

                                                         NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                              SHARES                          OPTIONS AT              IN-THE-MONEY OPTIONS AT
                             ACQUIRED                    DECEMBER 31, 2000(2)         DECEMBER 31, 2000(2)(3)
                                ON         VALUE      ---------------------------   ----------------------------
NAME                         EXERCISE   REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                         --------   -----------   -----------   -------------   ------------   -------------
Sanjiv S. Sidhu............       --    $        --           --             --     $         --   $         --
Gregory A. Brady...........  220,000     18,739,532    2,780,000      3,400,000      140,463,745    102,474,995
Reagan L. Lancaster........  423,676     24,693,126      355,100      1,530,000       17,753,896     46,473,436
Pallab K. Chatterjee.......       --             --           --      1,300,000               --     20,840,625
Hiten D. Varia.............  399,164     28,172,576      848,836      1,147,000       41,888,445     53,987,905

---------------

(1) Determined by subtracting the exercise price from the market value of our common stock on the exercise date, multiplied by the number of shares acquired on exercise.

(2) "Exercisable" refers to those options which were both exercisable and vested, while "Unexercisable" refers to those options which were unvested.

(3) Value is determined by subtracting the exercise price from the fair market value of our common stock at December 31, 2000 ($54.38 per share), based upon the closing sales price of our common stock on the Nasdaq National Market on such date.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Cash and Meredith served on the Compensation Committee during all of 2000. Neither of these persons is an officer or employee, or former officer or employee, of us or any of our subsidiaries. Mr. Beecher currently serves as a member of the Board of Directors of Vistaar, a privately-held company of which Mr. Tungare is Chairman and Chief Executive Officer. No other current executive officer served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board of Directors or Compensation Committee during 2000.

REPORT ON EXECUTIVE COMPENSATION

     During 2000, compensation decisions concerning our executive officers were made by the Compensation Committee. The following report describes the procedures employed by the Compensation Committee in formulating the compensation policy for our executive officers during 2000.

  General

     Our primary objective is to maximize the value of our shares over time. Accomplishing this objective requires developing and marketing superior products and services that provide cost-effective solutions for our customers. The overall goal of the Compensation Committee is to develop compensation practices that will allow us to attract and retain the people needed to define, create, manufacture and market leading-edge products and services.

     We compensate our executive officers with a combination of salary and incentives designed to focus their efforts on maximizing both our near-term and long-term financial performance. In addition, our compensation structure also rewards individual performance that furthers our goals. Elements of each executive officer's compensation include the following:

     - Base salary

     - Annual incentives

     - Equity incentives

     - Benefits

     Each executive officer's compensation package is designed to provide an appropriately weighted mix of these elements which cumulatively provide a level of compensation roughly equivalent to that paid by the top quartile of companies of similar size and complexity.

  Base Salary

     Base salary and increases in base salary are determined by individual performance. In adjusting base salaries, both qualitative and quantitative factors relating to corporate and individual performance are examined. In many instances, the qualitative factors necessarily involve a subjective assessment by the Compensation Committee. The Compensation Committee considers a mix of factors and evaluates individual performance against that mix both in absolute terms and in relation to our executive's peers. To assist in recruiting highly qualified management, the Compensation Committee generally targets base salaries paid to executive officers at competitive levels, depending on individual qualifications and experience.

  Annual Incentives

     We maintain annual cash incentive bonus programs to reward executive officers and other key employees for attaining defined performance goals. For most of the executive officers and other key employees, bonuses are based primarily on company-wide performance targets. For senior management personnel, company-wide performance is a factor; however, significant weight is also given to individual performance and performance factors of our particular operation groups.

     In setting performance targets, we considered our historical performance and underlying business model, and external as well as internal expectations related to 2000 operating profits. Incentive compensation was subject to further adjustment based on a combination of financial factors, including our contracting activity, total revenues, operating income and earnings per share. The financial factors were derived from 2000 budget data, historical performance and median expectations of those industry analysts who publish our earnings forecasts and otherwise actively follow us.

  Equity Incentives

     We utilize our 1995 Plan to further align the interests of stockholders and management by creating common incentives related to the possession by management of a substantial economic interest in the long-term appreciation of our stock. Generally, options under the 1995 Plan are granted with exercise prices set at the fair market value of the underlying stock on the date of grant, have a term of ten years, and are subject to vesting over four years. In determining the size of an option to be granted to an executive officer, the Compensation Committee takes into account the executive officer's position and level of responsibility, the executive officer's existing stock and unvested option holdings, the potential reward to the executive officer if the stock price appreciates in the public market, and the competitiveness of the executive officer's overall compensation arrangements, including stock options, although outstanding performance by an individual also may be taken into consideration. Option grants also may be made to new executives upon commencement of employment and, on occasion, to executives in connection with a significant change in job responsibility.

     The 1995 Plan was adopted by our Board of Directors and approved by our stockholders in 1995, and is administered by the Compensation Committee. Our Board of Directors, when determining the size of annual grants to executive officers, focused on experience and subjectively evaluated informal information. They concluded that the stock and option holdings of the executives that received options were below the levels needed to provide appropriate equity incentives.

     Our Board of Directors adopted and our stockholders approved an Employee Stock Purchase Plan, or the Purchase Plan, in 1996. The Purchase Plan is designed to allow our eligible employees to purchase shares of our common stock through periodic payroll deductions under the Purchase Plan and a reserve of

10,000,000 shares of our common stock has been established for this purpose. Payroll deductions may not exceed 15% of a participant's base salary for each purchase period. The purchase price per share will be 85% of the lesser of the fair market value of our common stock on the start of the purchase period or the fair market value on the semi-annual purchase date.

  Compliance with the Internal Revenue Code

     Section 162(m) of the Code imposes a limit on tax deductions for annual compensation, other than performance-based compensation, in excess of $1,000,000 paid by a corporation to its chief executive officer and the other four most highly compensated executive officers of a corporation. We have not established a policy with regard to Section 162(m) of the Code, since we have not and do not currently anticipate paying cash compensation in excess of $1,000,000 per annum to any employee. None of the compensation paid by us in 2000 was subject to the limitation on deductibility. The Board of Directors and Compensation Committee will continue to assess the impact of Section 162(m) of the Code on its compensation practices and determine what further action, if any, is appropriate.

  Benefits

     Benefits offered to our executive officers serve as a safety net of protection against the financial catastrophes that can result from illness, disability or death. Benefits offered to our executive officers are substantially the same as those offered to all of our regular employees.

     In 1994, we established a tax-qualified deferred compensation plan, or the 401(k) Savings Plan, covering all of our eligible full-time employees. Under the plan, participants may elect to contribute, through salary reductions, up to 18% of their annual compensation subject to a statutory maximum. We do not currently provide additional matching contributions under the 401(k) Savings Plan, but may do so in the future. The 401(k) Savings Plan is designed to qualify under
Section 401 of the Code so that contributions by employees or by us to the plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) Savings Plan, and so that contributions by us, if any, will be deductible by us when made. The trustee under the plan, at the direction of each plan participant, currently invests the assets of the 401(k) Savings Plan in ten investment options.

  CEO Compensation

     The performance incentive already provided by our Chief Executive Officer's existing common stock holdings was given considerable weight in setting the total compensation payable to him for 2000. In light of his stock holdings, Mr. Sidhu's annualized base salary remained at $150,000, his performance bonus remained at $75,000, and no increases were provided in 2000 despite our company's continued strong performance. No stock options or stock appreciation rights were granted to Mr. Sidhu during 2000.

Compensation Committee:                  Thomas J. Meredith, Chairman
                                         Harvey B. Cash

STOCK PERFORMANCE GRAPH

     The graph below depicts our stock price as an index assuming $100 invested on April 25, 1996, the date of our initial public offering, along with the composite prices of companies listed in the Nasdaq Computer and Data Processing Services Group Index and Nasdaq Stock Market (U.S. Companies) Index. This information has been provided to us by the Nasdaq Stock Market. The comparisons in the graph are required by regulations of the Securities and Exchange Commission and are not intended to forecast or to be indicative of the possible future performance of our common stock.
[GRAPH]

                                                                   NASDAQ STOCK        NASDAQ COMPUTER &
                                          I2 TECHNOLOGIES           MARKET US           DATA PROCESSING
                                          ---------------          ------------        ----------------
4/25/1996                                      100.00                 100.00                 100.00
6/96                                           214.00                 100.00                 100.00
12/96                                          191.00                 109.00                  98.00
6/97                                           155.00                 122.00                 126.00
12/97                                          264.00                 134.00                 130.00
6/98                                           351.00                 161.00                 191.00
12/98                                          304.00                 188.00                 233.00
6/99                                           430.00                 230.00                 291.00
12/99                                         1950.00                 350.00                 511.00
6/00                                          2085.00                 342.00                 413.00
12/31/00                                      2175.00                 211.00                 236.00

     The preceding Report on Executive Compensation and the Stock Performance Graph shall not be deemed incorporated by reference into any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 which might incorporate filings made by us under those Acts, nor will such report or graph be incorporated by reference into any future filings made by us under those Acts, except to the extent that we specifically incorporate this information by reference.

CERTAIN TRANSACTIONS WITH MANAGEMENT

     Since January 1, 2000, there have been no transactions, or currently proposed transactions, between i2 or any of our subsidiaries and any executive officer, director, 5% beneficial owner of the i2 common stock, or member of the immediate family of the foregoing persons, in which one of the foregoing individuals or entities had an interest of more than $60,000.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq Stock Market. Executive officers, directors and greater than 10% beneficial owners are required by Securities and Exchange Commission regulations to furnish us with copies of all
Section 16(a) forms they file.

     Based solely on our review of the copies of the forms furnished to us or written representations from the reporting persons that no reports on Form 5 were required, we believe that, during 2000, all of our executive officers, directors and greater than 10% beneficial owners complied with all applicable
Section 16(a) filing requirements, except that Mr. Tungare and Dr. Wadhwani did not timely file their respective reports on Form 5 (which have been subsequently filed).

                         REPORT OF THE AUDIT COMMITTEE

     The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2000, included in our Annual Report on Form 10-K for that year.

     We reviewed and discussed with management i2's audited financial statements for the year ended December 31, 2000. In addition, we discussed with Arthur Andersen LLP, our independent auditing firm, the matters required by Statements on Auditing Standards No. 61, Communications with Audit Committees. Also, we have received the written disclosures from Arthur Andersen LLP required by Independence Standards Board Standard No. 1, and have discussed with Arthur Andersen LLP its independence from i2. Based upon the aforementioned materials and discussions, we recommended to the Board of Directors that the audited financial statements be included in i2's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Audit Committee:                         Thomas J. Meredith, Chairman
                                         Harvey B. Cash

     The preceding Report of the Audit Committee, or references in this proxy statement to the independence of the Audit Committee, shall not be deemed incorporated by reference into any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 which might incorporate filings made by us under those Acts, nor will such report be incorporated by reference into any future filings made by us under those Acts, except to the extent that we specifically incorporate this information by reference. The full responsibilities of the Audit Committee are set forth in its Charter, adopted by our Board of Directors, which is included as Appendix A to this proxy statement.

                              INDEPENDENT AUDITORS

     Arthur Andersen LLP served as our independent public auditors for fiscal years 2000 and 1999, and was selected by our Board of Directors to serve in this capacity for the 2001 fiscal year. Notwithstanding this selection, our Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if our Board of Directors believes that this change would be in our and our stockholders' best interests. Representatives of Arthur Andersen LLP are expected to be present at this meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so. The engagement of Arthur Andersen LLP as our auditors has been approved by our Audit Committee.

     Ernst & Young LLP served as our independent public auditors for fiscal year 1998. The decision to change independent public auditors was precipitated by the potential conflict of interest presented by an agreement with Ernst & Young LLP associated with our plan to pursue a strategic consulting agreement with Ernst &Young LLP to jointly market and deliver our electronic Business Process Optimization solutions worldwide. As a result, Ernst & Young LLP resigned their role as our independent audit firm effective April 16, 1999.

     Ernst & Young LLP's report on our financial statements during fiscal year 1998 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to the uncertainty, audit scope, or accounting principles.

     During 1998 and the subsequent interim period through April 16, 1999, there was no disagreement with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Ernst & Young LLP's satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report. In addition, none of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to us during 1998 and the subsequent interim period through April 16, 1999.

     In accordance with rules related to auditor independence, the table below shows fees for services rendered by Arthur Andersen LLP to us and our affiliates during fiscal year 2000.

Audit Fees (including reviews of Forms 10-Q)............   $  345,000
Financial Information Systems Design and Implementation
  Fees..................................................           --
All Other Fees..........................................    1,162,040
                                                           ----------
                                                           $1,507,040
                                                           ==========

     Included in other fees are audit related services and non-audit related services. Audit related services included fees for due diligence on acquisitions, SEC registration statement review and accounting consultations. Non-audit services include fees for tax compliance, tax consultation and systems integration work.

     The Audit Committee has been provided with information regarding the services provided by Arthur Andersen LLP and has considered the compatibility of such services with maintaining the auditors' independence.

                             STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, stockholder proposals to be presented at our 2002 annual meeting of stockholders and in our proxy statement and form of proxy relating to that meeting, must be received by us at our offices in Dallas, Texas, addressed to our Secretary, not later than 120 days prior to April 25, 2002. With respect to any stockholder proposal submitted outside of Rule 14a-8, persons named in the accompanying proxy card shall have discretionary authority to vote against any proposal presented at our 2002 annual meeting of stockholders unless notice is received by us in the manner specified in the previous sentence. These proposals must comply with applicable Delaware law, certain rules and regulations promulgated by the Securities and Exchange Commission and the procedures set forth in our Bylaws.

                           ANNUAL REPORT ON FORM 10-K

     WE WILL MAIL TO ANY STOCKHOLDER WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO THE ATTENTION OF INVESTOR RELATIONS, AT OUR EXECUTIVE OFFICES LOCATED AT ONE i2 PLACE, 11701 LUNA ROAD, DALLAS, TEXAS 75234.

                                 OTHER MATTERS

     Our Board of Directors is not aware of any matter to be presented for action at this meeting other than the matters set forth in this proxy statement. Should any other matter requiring a vote of the stockholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment of our interest. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card, unless marked to the contrary.

                                            By Order of the Board of Directors,

                                            /s/ ROBERT C. DONOHOO
                                            ROBERT C. DONOHOO
                                            Secretary

April 25, 2001

                                   APPENDIX A

                            AUDIT COMMITTEE CHARTER

I. MEMBERSHIP

     The Audit Committee will consist of at least two non-employee directors elected by the Board for a term of one year. The Audit Committee shall be composed of directors who are independent of management of the Company and free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. A Chairman shall be designated by the Board.

II. FUNCTIONS

     The Committee's functions shall be as follows:

          A. Shall meet with the independent auditors of the Company at least annually and review the scope of the annual audit (inclusions and exclusions), any open questions as to the choice of acceptable accounting principles to be applied, and all other matters relating to the auditors' relationship with the Company;

          B. Shall advise and assist the Board in evaluating the auditors' performance, including the scope and adequacy of the auditors' review;

          C. Shall nominate, with the approval of the Board, the firm of independent auditors to be submitted to the stockholders of the Company for ratification at the annual meeting thereof if such submission is deemed desirable by the Board;

          D. Shall review the Company's annual financial statements, including the footnotes, and to discuss such statements with the auditors prior to release of the Company's annual report; and

          E. Shall receive and consider the auditors' comments and suggestions as to internal audit and control procedures, adequacy of staff, and other matters, and based upon such comments and suggestions, to make such recommendations to the Board as the Audit Committee shall deem necessary and appropriate.

III. MEETINGS

     The Committee shall meet as and when necessary to carry out its responsibilities under this charter.

IV. MINUTES

     Minutes shall be kept of each meeting of the Committee and will be provided to each member of the Board. Any action of the Committee shall be subject to revision, modification or rescission by the Board, provided, however, that no rights of third parties shall be affected thereby.

                                   APPENDIX B

                             i2 TECHNOLOGIES, INC.
                     1995 STOCK OPTION/STOCK ISSUANCE PLAN
                (AS AMENDED AND RESTATED THROUGH APRIL 12, 2001)

                               GENERAL PROVISIONS

     All share numbers in this document have been adjusted to reflect three separate 2-for-1 splits of the Corporation's Common Stock effected on June 2, 1998, February 18, 2000 and December 6, 2000.

I. PURPOSE OF THE PLAN

     This 1995 Stock Option/Stock Issuance Plan is intended to promote the interests of i2 Technologies, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

     Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II. STRUCTURE OF THE PLAN

     A. The Plan shall be divided into three separate equity programs:

          (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

          (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

          (iii) the Automatic Option Grant Program under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

     B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III. ADMINISTRATION OF THE PLAN

     A. The Board or the Primary Committee shall have the authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

     B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of the Primary Committee or the Secondary Committee and reassume all powers and authority previously delegated to such Committee.

     C. The Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

     D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such Committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

     E. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and the Plan Administrator shall exercise no discretionary functions with respect to option grants made thereunder.

IV. ELIGIBILITY

     A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

          (i) Employees,

          (ii) non-employee members of the Board (or the board of directors of any Parent or Subsidiary), and

          (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

     B. The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

     C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

     D. The individuals eligible to participate in the Automatic Option Grant Program shall be (i) those individuals who are serving as non-employee Board members on the Automatic Option Grant Program Effective Date or who are first elected or appointed as non-employee Board members after such date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members after one or more Annual Stockholders Meetings held after the Automatic Option Grant Program Effective Date.

V. STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 252,000,000 shares. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders prior to such date, including the shares subject to the outstanding options incorporated into the Plan and any other shares which would have been available for future option grants under the Predecessor Plan, (ii) an increase of 6,412,608 shares authorized by the Board and approved by the stockholders prior to the Plan Effective Date, (iii) an increase of 16,000,000 shares authorized by the Board and approved by the stockholders at the 1997 Annual Meeting, (iv) an increase of 28,000,000 shares approved by the Board on July 1, 1997, approved by the stockholders at the 1998 Annual Meeting, (v) an additional increase of 48,000,000 shares approved by the Board as of April 11, 1999, approved by the stockholders at the 1999 Annual Meeting, plus (vi) an additional increase of 80,000,000 shares approved by the Board on January 14, 2000 and approved by the stockholders at the 2000 Annual Meeting.

     B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2002, by an amount equal to five percent (5%) of the sum of (i) the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, plus (ii) the total number of shares of Common Stock repurchased by the Corporation on the open market during the immediately preceding calendar year pursuant to a stock repurchase program. In no event shall any such annual increase exceed (i) forty million (40,000,000) shares of Common Stock or (ii) such lesser number of shares of Common Stock determined by the Board in its discretion.

     C. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 4,000,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1996 calendar year.

     D. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan (including unvested shares issued under the Predecessor Plan) and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options or direct stock issuances under the Plan. Shares subject to any stock appreciation rights exercised under the Plan shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

     E. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section V.B. of this Article One, (iii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iv) the number and/or class of securities for which automatic option grants are to be subsequently made per Eligible Director under the Automatic Option Grant Program, and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

I. OPTION TERMS

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

     A. Exercise Price.

          1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

             (i) cash or check made payable to the Corporation,

             (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

             (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to
        (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

     C. Effect of Termination of Service.

          1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

             (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

             (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

             (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

             (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

             (v) In the event of an Involuntary Termination following a Corporate Transaction, the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.

          2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

             (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

             (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

     D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     F. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. Non-Statutory Options may, to the extent permitted by the Plan Administrator, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II. INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

     A. Eligibility.  Incentive Options may only be granted to Employees.

     B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

     C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

     B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

     E. The Plan Administrator shall have full power and authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall become exercisable for all the shares of Common Stock at the time subject to those options in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may structure one or more of the Corporation's repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of his or her Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

     F. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

     G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     H. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV. CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor
Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

V. STOCK APPRECIATION RIGHTS

     A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

     B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

          (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (A) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares.

          (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

          (iii) If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (A) five (5) business days after the receipt of the rejection notice or (B) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

     C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

          (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

          (ii) Upon the occurrence of a Hostile Take-Over, each such individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

          (iii) Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

          (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.

                                 ARTICLE THREE

                             STOCK ISSUANCE PROGRAM

I. STOCK ISSUANCE TERMS

     Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

     A. Purchase Price

          1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the stock issuance date.

          2. Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for one or both of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

             (i) cash or check made payable to the Corporation, or

             (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

     B. Vesting Provisions

          1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

             (i) the Service period to be completed by the Participant or the performance objectives to be attained,

             (ii) the number of installments in which the shares are to vest,

             (iii) the interval or intervals (if any) which are to lapse between installments, and

             (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

     2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

     3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

     4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

     5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

     B. The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase right remains outstanding, to provide for the automatic termination of one or more outstanding repurchase rights, and the immediate vesting of the shares of Common Stock subject to those rights, upon the occurrence of a Corporate Transaction, whether or not those repurchase rights are assigned in connection with the Corporate Transaction.

     C. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

     D. The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase right remains outstanding, to (i) provide for the automatic termination of one or more outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those rights upon the occurrence of a Change in Control or (ii) condition any such accelerated vesting upon the subsequent Involuntary Termination of the Participant's Service within a specified period following the effective date of such Change in Control.

III. SHARE ESCROW/LEGENDS

     Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM

I. OPTION TERMS

     A. Grant Dates.  Option grants shall be made on the dates specified below:

          1. Each Eligible Director who is a non-employee Board member on the Automatic Option Grant Program Effective Date and each Eligible Director who is first elected or appointed as a non-employee Board member after such date shall automatically be granted, on the Automatic Option Grant Program Effective Date or on the date of such initial election or appointment (as the case may be), a Non-Statutory Option to purchase 8,000 shares of Common Stock.

          2. On the date of each Annual Stockholders Meeting, beginning with the first Annual Meeting held after the Section 12(g) Registration Date, each individual who is to continue to serve as an Eligible Director after such meeting, shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 8,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. There shall be no limit on the number of such annual 8,000-share option grants any one Eligible Director may receive over his or her period of Board service.

     B. Exercise Price.

          1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

     D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each option grant, whether an initial or an annual grant, shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

     E. Effect of Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

          (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

          (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

          (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares of Common Stock.

          (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Board service.

II. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic options. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

     D. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III. REMAINING TERMS

     The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FIVE

                                 MISCELLANEOUS

I. FINANCING

     A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

II. TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

          (i) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

          (ii) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III. EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Discretionary Option Grant and Stock Issuance Programs became effective on the Plan Effective Date. The Automatic Option Grant Program became effective on the Automatic Option Grant Program Effective Date, and the initial options under the Automatic Option Grant Program were made to the Eligible Directors at that time. The Plan was approved by the Corporation's stockholders in September 1995.

     B. On May 11, 1996, the Board adopted an amendment (the "1996 Amendment") which (i) imposed a maximum limit, for purposes of Section 162(m) of the Code, on the number of shares for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year under the Plan and (ii) increased the number of shares of Common Stock issuable under the Plan by an additional 16,000,000 shares. The 1996 Amendment became effective immediately upon adoption by the Board and was approved by the Corporation's stockholders at the 1997 Annual Meeting.

     C. On July 1, 1997, the board amended the Plan to increase the number of shares of Common Stock available for issuance under the Plan by 28,000,000 shares (the "1997 Amendment"). The 1997 Amendment was approved by the Stockholders at the 1998 Annual Stockholders Meeting.

     D. The Plan was amended and restated on April 13, 1998 (the "1998 Amendment") to effect the following changes: (i) render the non-employee Board members who serve as the Plan Administrator eligible to receive option grants and direct stock issuances under the Discretionary Option Grant and Stock Issuance Programs, (ii) eliminate certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, (iii) allow shares issued under the Plan and subsequently reacquired by the Corporation to be added back to the share reserve available for future issuance under the Plan and (iv) effect a series of technical changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of the amendments to Rule 16b-3 of the Securities and Exchange Commission which exempt certain officer and director transactions under the Plan from the short-swing liability provisions of the Federal securities laws. The 1998 Amendment was approved by the stockholders at the 1998 annual meeting.

     E. The Plan was amended and restated on April 11, 1999 (the "1999 Amendment") (i) to increase the number of shares of Common Stock issuable under the Plan by 48,000,000 shares, and (ii) to give the Plan Administrator the discretion to provide a holder of a Non-Statutory Option or unvested shares of Common Stock the right to use shares of Common Stock only with respect to the withholding tax requirements applicable in connection with the exercise of such option or the vesting of such shares. The 1999 Amendment was approved by the stockholders at the 1999 annual meeting.

     F. On January 14, 2000, the Board amended the Plan to increase the number of shares of Common Stock available for issuance under the Plan by 80,000,000 shares (the "2000 Amendment"). The 2000 Amendment was approved by the Stockholders at the 2000 Meeting.

     G. On January 16, 2001, the Board amended the Plan to provide the Plan Administrator with the discretionary authority to (i) structure options so that those options would become exercisable upon an Optionee's Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed and do not otherwise accelerate and (ii) structure repurchase rights under the Discretionary Option Grant and Stock Issuance Program so that those repurchase rights lapse upon Optionee's (or Participant's) Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor entity (or parent thereof).

     H. On March 4, 2001, the Board amended the Plan to implement an automatic share increase feature pursuant to which the number of shares of Common Stock available for issuance under the Plan will automatically increase on the first trading day in January each calendar year during the term of the Plan, beginning with the 2002 calendar year, by an amount equal to five percent (5%) of the sum of (i) the total number of shares of Common Stock outstanding on the last trading day of December in the immediately preceding calendar year, plus (ii) the total number of shares of Common Stock repurchased by the Corporation on the open market during the immediately preceding calendar year pursuant to a stock repurchase program. In no event shall any such annual increase exceed (i) forty million (40,000,000) shares of Common Stock or (ii) such lesser number of shares of Common Stock determined by the Board in its discretion. The amendment is subject to approval by the Stockholders at the 2001 Annual Meeting.

     I. On April 12, 2001, the Board amended the Plan to extend the latest date that the Plan will terminate from September 20, 2005 to April 11, 2011. The amendment is subject to approval by the Stockholders at the 2001 Annual Meeting.

     J. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan as of such date shall, immediately upon approval of the Plan by the Corporation's stockholders, be incorporated into the Plan and treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

     K. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

     L. The Plan shall terminate upon the earliest of (i) April 11, 2011, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all options and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

IV. AMENDMENT OF THE PLAN

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V. USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI. REGULATORY APPROVALS

     The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock
(i) upon the exercise of any option or stock appreciation right or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws and any applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII. NO EMPLOYMENT/SERVICE RIGHTS

     Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX

     The following definitions shall be in effect under the Plan:

     A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

     B. AUTOMATIC OPTION GRANT PROGRAM EFFECTIVE DATE shall mean the date on which the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established.

     C. BOARD shall mean the Corporation's Board of Directors.

     D. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

          (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

          (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

     E. CODE shall mean the Internal Revenue Code of 1986, as amended.

     F. COMMON STOCK shall mean the Corporation's common stock.

     G. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those immediately prior to such transaction; or

          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     H. CORPORATION shall mean i2 Technologies, Inc., a Delaware corporation.

     I. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

     J. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

     K. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     L. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

     M. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (iii) For purposes of option grants made on the date the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established, the Fair Market Value shall be deemed to be equal to the established initial offering price per share. For purposes of option grants made prior to such date, the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

     N. HOSTILE TAKE-OVER shall mean a change in ownership of the Corporation effected through the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

     O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

     P. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

          (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

          (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

     R. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

     S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

     T. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

     U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     V. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

     W. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     X. PLAN shall mean the Corporation's 1995 Stock Option/Stock Issuance Plan, as set forth in this document.

     Y. PLAN ADMINISTRATOR shall mean the particular entity, whether the Board, the Primary Committee or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

     Z. PLAN EFFECTIVE DATE shall mean the date on which the Plan is adopted by the Board.

     AA. PREDECESSOR PLAN shall mean the Corporation's existing 1992 Stock Plan.

     BB. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan.

     CC. SECONDARY COMMITTEE shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

     DD. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

     EE. SECTION 12(g) REGISTRATION DATE shall mean the first date on which the Common Stock is registered under Section 12(g) of the 1934 Act.

     FF. SERVICE shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

     GG. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

     HH. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

     II. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

     JJ. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     KK. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

     LL. TAXES shall mean the Federal, state and local income and employment withholding tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of such holder's options or the vesting of his or her shares.

     MM. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code
Section 424(d)) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                                   APPENDIX C

                             i2 TECHNOLOGIES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                (AS AMENDED AND RESTATED THROUGH APRIL 20, 2001)

I. PURPOSE OF THE PLAN

     This Employee Stock Purchase Plan is intended to promote the interests of i2 Technologies, Inc. by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under
Section 423 of the Code.

     Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II. ADMINISTRATION OF THE PLAN

     The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

III. STOCK SUBJECT TO PLAN

     A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued in the aggregate under the Plan and the International Plan shall not exceed 10,000,000 shares.(1)

     B. The number of shares of Common Stock available for issuance under the Plan and the International Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with the calendar year 2002, by an amount equal to one percent (1%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 6,000,000 shares.

     C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan,
(ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date (iii) the number and class of securities and the price per share in effect under each outstanding purchase right and (iv) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section III.B of this Article One in order to prevent the dilution or enlargement of benefits thereunder.

IV. PURCHASE PERIODS

     A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive purchase periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

     B. Each purchase period shall have a duration of six (6) months. Purchase periods shall run from the first business day in May to the last business day in October and from the first business day in November to

---------------

(1) Share numbers have been adjusted to reflect the 2 for 1 stock split effected on June 2, 1998, the 2 for 1 stock split effected on February 17, 2000 and the 2 for 1 stock split effected on December 4, 2000.

the last business day in April. The first purchase period commenced at the Effective Time and ended on the last business day in October 1996.

V. ELIGIBILITY

     A. Each Eligible Employee may enter a purchase period under the Plan on the start date of such purchase period, provided he or she is an Eligible Employee on that date.

     B. To participate in the Plan for a particular purchase period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designate) on or before the start date of the purchase period.

VI. PAYROLL DEDUCTIONS

     A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Base Salary paid to the Participant during each purchase period, up to a maximum of fifteen percent (15%). The deduction rate so authorized shall continue in effect for the entire purchase period. The Participant may not increase his or her rate of payroll deduction during a purchase period. However, the Participant may, at any time during the purchase period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per purchase period.

     B. Payroll deductions shall begin on the first pay day following the start date of the purchase period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the purchase period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

     C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

     D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date.

VII. PURCHASE RIGHTS

     A. Grant of Purchase Right. A Participant shall be granted a separate purchase right on the start date of each purchase period in which he or she participates. The purchase right shall provide the Participant with the right to purchase shares of Common Stock on the Purchase Date upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

     Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

     B. Exercise of the Purchase Right. Each purchase right shall be automatically exercised on the Purchase Date, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than any Participant whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions below) on such date. The purchase shall be effected by applying the Participant's payroll deductions for the purchase period ending on such Purchase Date to the purchase of shares of Common Stock (subject to the limitation on the maximum number of shares purchasable per Participant on any one Purchase Date) at the purchase price in effect for that purchase period.

     C. Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the purchase period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

     D. Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date shall be the number of shares obtained by dividing the amount collected from the Participant through payroll deductions during the purchase period ending with that Purchase Date by the purchase price in effect for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed 8,000 shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

     E. Excess Payroll Deductions. Any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

     F. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

          (i) Participant may, at any time prior to the last day of the purchase period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the purchase period in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

          (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the purchase period for which the terminated purchase right was granted. In order to resume participation in any subsequent purchase period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of the new purchase period.

          (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the purchase period in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the purchase period in which such leave commences, to (a) withdraw the payroll deductions collected during such purchase period or (b) have such funds held for the purchase of shares at the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service (x) within ninety (90) days following the commencement of such leave or (y) prior to the expiration of any longer period for which such Participant's right to reemployment with the Corporation is guaranteed by statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return. An individual who returns to active employment following a leave of absence that exceeds in duration the applicable (x) or
     (y) time period will be treated as a new Employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of any subsequent purchase period in which he or she wishes to participate.

     G. Corporate Transaction. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the purchase period in which such Corporate Transaction occurs to the purchase of shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the purchase period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase.

     The Corporation shall use its best efforts to provide at least ten
(10)-days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

     H. Proration of Purchase Rights. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

     I. Assignability. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

     J. Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

VIII. ACCRUAL LIMITATIONS

     A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

     B. For purposes of applying such accrual limitations, the following provisions shall be in effect:

          (i) The right to acquire Common Stock under each outstanding purchase right shall accrue on the Purchase Date in effect for the purchase period for which such right is granted.

          (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

     C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular purchase period, then the payroll deductions which the Participant made during that purchase period with respect to such purchase right shall be promptly refunded.

     D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

IX. EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan was adopted by the Board in March 1996 and became effective at the Effective Time.

     B. The Plan was amended and restated on April 11, 1999 to increase the number of shares of common stock available under the Plan by 1,500,000 shares to 2,500,000 shares. The amendment was approved by the stockholders at the 1999 Annual Meeting.

     C. The Plan was amended and restated on April 20, 2001 to (i) implement an automatic share increase feature pursuant to which the number of shares reserved for issuance in the aggregate under the Plan and the International Plan shall automatically increase on the first trading day of January each year, beginning with calendar year 2002, by an amount equal to one percent (1%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 6,000,000 shares; (ii) eliminate the thirty (30)-day service period for eligibility to participate in the Plan; and (iii) extend the term of the Plan until the last business day in April 2011. The elimination of the thirty (30)-day service requirement shall be effective with the purchase period commencing May 1, 2001. The annual share increase and extension of the Plan term shall be subject to stockholder approval at the 2001 Annual Meeting. No purchase rights shall be granted and no shares of Common Stock shall be issued on the basis of any such annual share increase unless and until the shareholders approve the annual increase at the 2001 Annual Meeting.

     D. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in April 2011 (subject to stockholder approval of the April 20, 2001 amendment), (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

X. AMENDMENT OF THE PLAN

     The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any purchase period. However, the Board may not, without the approval of the Corporation's stockholders, (i) increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan, or (iii) modify the requirements for eligibility to participate in the Plan.

XI. GENERAL PROVISIONS

     A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

     B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

     C. The provisions of the Plan shall be governed by the laws of the State of Texas without resort to that State's conflict-of-laws rules.

                                   SCHEDULE A

                         CORPORATIONS PARTICIPATING IN
                          EMPLOYEE STOCK PURCHASE PLAN
                             (AS OF APRIL 20, 2001)

                            i2 Technologies, Inc.
                            i2 Technologies (Canada), Inc.
                            i2 Technologies, Limited
                            i2 Technologies GmbH
                            i2 Technologies Pte. Ltd.
                            InterTrans Logistics Solutions Limited

                                    APPENDIX

     The following definitions shall be in effect under the Plan:

     A. BASE SALARY shall mean the regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in the Plan, plus any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. The following items of compensation shall not be included in Base Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

     B. BOARD shall mean the Corporation's Board of Directors.

     C. CODE shall mean the Internal Revenue Code of 1986, as amended.

     D. COMMON STOCK shall mean the Corporation's common stock.

     E. CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

     F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

     G. CORPORATION shall mean i2 Technologies, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of i2 Technologies, Inc. which shall by appropriate action adopt the Plan.

     H. EFFECTIVE TIME shall mean the time at which the Underwriting Agreement was executed and finally priced. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

     I. ELIGIBLE EMPLOYEE shall mean any person who employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

     J. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (iii) For purposes of the initial purchase period which began at the Effective Time, the Fair Market Value was be deemed to be equal to the price per share at which the Common Stock were sold in the initial public offering pursuant to the Underwriting Agreement.

     K. 1933 ACT shall mean the Securities Act of 1933, as amended.

     L. PARTICIPANT shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

     M. PARTICIPATING CORPORATION shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of April 20, 2001 are listed in attached Schedule A.

     N. PLAN shall mean the Corporation's Employee Stock Purchase Plan, as set forth in this document.

     O. PLAN ADMINISTRATOR shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

     P. PURCHASE DATE shall mean the last business day of each purchase period.

     Q. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

     R. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

PROXY

                             i2 TECHNOLOGIES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 31, 2001

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

         The undersigned hereby appoints Sanjiv S. Sidhu and William M. Beecher, and each of them, with full power of substitution, attorneys and proxies of the undersigned to vote the shares of common stock, par value $0.00025 per share, of i2 Technologies, Inc. ("i2"), the undersigned could vote, and with all power the undersigned would possess, if personally present at the annual meeting of stockholders of i2 to be held at the Omni Hotel at Park West, 1590 Lyndon B. Johnson Freeway, Dallas, Texas on Thursday, May 31, 2001 at 10:00 a.m. (Central
Time), and any adjournment or postponement thereof.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3. ANY HOLDER WHO WISHES TO WITHHOLD THE DISCRETIONARY AUTHORITY REFERRED TO IN ITEM 4 ON THE REVERSE SIDE SHOULD MARK A LINE THROUGH THE ENTIRE ITEM.

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

         YOU CAN NOW ACCESS YOUR i2 TECHNOLOGIES, INC. ACCOUNT ONLINE.

Access your i2 Technologies, Inc. stockholder account online via Investor ServiceDirect(SM)(ISD).

Mellon Investor Services LLC, agent for i2 Technologies, Inc., now makes it easy and convenient to get current information on your stockholder account. After a simple, and secure process of establishing a Personal Identification Number
(PIN), you are ready to log in and access your account to:

o View account status            o View payment history for dividends
o View certificate history       o Make address changes
o View book-entry information    o Obtain a duplicate 1099 tax form
                                 o Establish/change your PIN

             VISIT US ON THE WEB AT HTTP://WWW.MELLON-INVESTOR.COM
                AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE.

                   STEP 1: FIRST TIME USERS - ESTABLISH A PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

   INVESTOR SERVICEDIRECT(SM) IS CURRENTLY ONLY AVAILABLE FOR DOMESTIC INDIVIDUAL AND JOINT ACCOUNTS.

o SSN
o PIN
o Then click on the [ESTABLISH PIN] button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

                       STEP 2: LOG IN FOR ACCOUNT ACCESS

You are now ready to log in. To access your account please enter your:

o SSN
o PIN
o Then click on the [SUBMIT] button

If you have more than one account, you will now be asked to select the appropriate account.

                          STEP 3: ACCOUNT STATUS SCREEN

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

o Certificate History
o Book-Entry Information
o Issue Certificate
o Payment History
o Address Change
o Duplicate 1099


              FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                       9AM-7PM MONDAY-FRIDAY EASTERN TIME

                                                             PLEASE MARK
                                                             YOUR VOTES AS
                                                             INDICATED IN   [X]
                                                             THIS EXAMPLE


1. The election of one Class I director:                                         2. Approval of the amendments to the
                                                                                    1995 Stock Option/Stock Issuance Plan
      FOR THE NOMINEE           WITHHOLD AUTHORITY         NOMINEE:
    LISTED TO THE RIGHT       TO VOTE FOR THE NOMINEE      01 Kenneth L. Lay
     (EXCEPT AS MARKED         LISTED TO THE RIGHT
     TO THE CONTRARY)
          [ ]                        [ ]                                                  FOR        AGAINST     ABSTAIN
                                                                                          [ ]          [ ]         [ ]

3. Approval of the amendments to the             4. In their discretion, to act upon any matters incidental
   Employee Stock Purchase Plan                     to the foregoing and such other business as may properly
                                                    come before the annual meeting or any adjournment thereof.
FOR        AGAINST     ABSTAIN
[ ]          [ ]         [ ]
                                                    By checking the box to the right, I consent to future
                                                    access of the Annual Report, Proxy Statements, prospectuses
                                                    and other communications electronically via the Internet. I    [ ]
                                                    understand that i2 may no longer distribute printed
                                                    materials to me from any future stockholder meeting until
                                                    such consent is revoked. I understand that I may revoke any consent at any time by contacting i2's transfer agent,
                                                    Mellon Investor Services, Ridgefield Park, NJ and that
                                                    costs normally associated with electronic access, such as
                                                    usage and telephone charges may be my responsibility.

                                                                          Receipt of the proxy statement dated April 25, 2001, is
                                                                          hereby acknowledged.

                                                                          Dated:                                             , 2001
                                                                                ---------------------------------------------

                                                                          ---------------------------------------------------------

                                                                          ---------------------------------------------------------
                                                                                                 Signature(s)

                                                                          (Please sign exactly and as fully as your name appears on
                                                                          your stock certificate. If shares are held jointly, each
                                                                          stockholder should sign. When signing as attorney,
                                                                          executor, administrator, trustee or guardian, please give
PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE  full title to such.)
-----------------------------------------------------------------------------------------------------------------------------------

   o FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL o

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

    YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

              Internet                                 Telephone                                      Mail
  http://www.proxyvoting.com/itwo                   1-800-840-1208
   Use the Internet to vote your            Use any touch-tone telephone to                    Mark, sign and date
   proxy. Have your proxy card in     OR    vote your proxy. Have your proxy         OR          your proxy card
   hand when you access the web             card in hand when you call. You will                       and
   site. You will be prompted to enter      be prompted to enter your control                    return it in the
   your control number, located in          number, located in the box below,                 enclosed postage-paid
   the box below, to create and             and then follow the directions given.                   envelope.
   submit an electronic ballot.

     AS A SHAREHOLDER, YOU CAN HELP US SAVE COSTS BY VOTING ON THE INTERNET OR GIVING YOUR CONSENT FOR ELECTRONIC DELIVERY OF SHAREHOLDER MATERIAL
                               VIA THE INTERNET.

               IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                  YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.


YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT: www.i2.com
(http://www.i2.com)